UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

Grant Prideco, Inc.

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-15423 (Commission File No.)	76-0312499 (I.R.S. Employer Identification No.)

400 N. Sam Houston Pkwy. East, Suite 900 (Address of Principal Executive Offices)	77060 (Zip Code)

Registrant’s telephone number, including area code: (281) 878-8000

(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Press Release Regarding Third Quarter 2004 Earnings

Item 2.02. Results of Operations and Financial Condition

On October 27, 2004, Grant Prideco issued a press release containing its third quarter 2004 results of operations. The press release is attached as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

99.1 Press Release Regarding Third Quarter 2004 Earnings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Prideco, Inc.
Date: October 28, 2004	By:	/s/ Philip A. Choyce
Philip A. Choyce
Vice President and General Counsel